Semiannual Report


                    FINANCIAL

                    SERVICES

                    FUND

                    JUNE 30, 2001



                                   [GRAPHIC]

                                 T. ROWE PRICE

--------------------------------------------------------------------------------

     REPORT HIGHLIGHTS
     -----------------------------------------
     Financial Services Fund

o    Financial stocks gained little ground
     in the first half of 2001 as investors
     waited for signs on the direction of
     the economy.

o    Fund results were in line with the
     fund's peer group for the six months,
     but modestly lagged for the year.

o    Stock selection was important
     because in a lackluster environment,
     only solid companies are performing
     well.

o    We are optimistic about the prospects
     for financial stocks, which remain
     reasonably priced relative to the
     S&P 500.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS

The first half of 2001 was yet another tough period for stocks, including some financials. Despite a hopeful January, when investors reacted positively to a surprise interest rate cut by the Federal Reserve, most major indices could not sustain a meaningful recovery because of concerns about the slowing U.S. economy. The Fed eventually reduced short-term interest rates six times during the period, but the economy remained stubbornly sluggish. Fund returns were basically flat in this period, but results for the full year were solid, reflecting a strong second half of 2000.

     The Financial Services Fund gained 0.14% for the six months ended June 30 and a strong 27.83% for the year, outpacing the S&P 500 Stock Index by a wide margin for both periods. For the six months, your fund performed in line with its Lipper peer group, but lagged modestly for the 12 months, mostly because of our slight underweighting in traditional banks and small overweighting in brokerage and other stocks that are sensitive to the performance of investment markets.

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------
Periods Ended 6/30/01         6 Months  12 Months
--------------------------------------------------
Financial Services Fund         0.14%     27.83%
--------------------------------------------------
S&P 500 Stock Index            -6.70     -14.83
 ..................................................
Lipper Financial Services
Funds Average                   0.54      30.74
 ..................................................

     Financial stocks were mixed in the past six months, and stock selection and diversification were key. Banks and personal-line auto insurers, for example, did quite well, while others, especially those with market-sensitive revenues, performed poorly. But picking the right stocks rather than sectors was especially important. Strong sectors are no longer carrying the weak links, and good companies in weaker industries have shown the ability to shine independently.


MARKET ENVIRONMENT

     In previous reports, we highlighted a few of the issues facing the financial services industry, such as Federal Reserve policy changes, industry consolidation, and the threat from the Internet. However, with merger and acquisition (M&A) activity dormant this year and Web businesses no longer a threat to incumbents, our environment has changed. We have decided to highlight a few trends from our major sector holdings that helped or hurt us, with some thought to the recent rate actions by the Federal Reserve.

     Traditional Banks and Savings and Loans. Fundamentals remain mixed at banks but better for the S&Ls, which generally expose themselves to less credit risk. Lower interest rates should stimulate loan demand, and a steeper yield curve should help generate more spread income (basically the difference between an institution's borrowing costs and what it earns from loans). Valuations for S&Ls are a little expensive, however, while many small and mid-size regional banks remain attractively priced. Takeover premiums remain modest relative to prior years as institutions are reluctant to pay high prices for acquisitions.

    RETAIL BROKERAGE
  ACTIVITY CONTINUED
      TO BE SLUGGISH
   BECAUSE CUSTOMERS
    TRADED LESS THAN
         WHEN MARKET
RETURNS WERE BETTER.

     Money Center Banks and Brokers. Earnings in this sector have been challenged for several quarters and will likely remain weak. Retail brokerage activity continued to be sluggish because customers traded less than when market returns were better. There was a lack of large M&A transactions, and the number of initial public offerings was well below recent trends. In addition, many companies had to take large write-downs in their own equity investment portfolios. We are hopeful that the Fed's aggressive stance on interest rates will eventually help this sector, as lower rates should stimulate better business activity. Since many stocks in this group have had poor performance this year, valuations are reasonable, but certainly not a bargain unless the economy picks up.

     Insurance. The trend toward higher premiums in property and casualty continued in 2001, and we are now fairly confident that it will remain equally strong for the rest of the year and into early 2002. Many companies have marginal reserves and cannot afford to continue pricing new business at inadequate returns. The trend toward higher premiums among auto insurers picked up steam as well, albeit at a slower pace than commercial rate increases. However, life insurers may come under some pressure because of recently enacted estate-tax changes, which could undermine the need for certain types of insurance. In addition, the weak equity markets have reduced the asset bases on annuities and also slowed sales, which reduced the potential for fee income. These are trends we continue to watch. However, we think our exposure to the life group is manageable and that the companies we own are positioned well even if the markets remain challenged.

     Specialty Finance. The political risk to government-sponsored mortgage agencies Fannie Mae and Freddie Mac appears under control, and those stocks should continue to do well based on their strong fundamentals. Meanwhile, consumer finance stocks seem to be handling the rising credit costs caused by a more than 20% increase in personal bankruptcies over the last six months. Personal bankruptcy filings appear to be up at least partly because of pending legislative changes that would make bankruptcy less beneficial than under current laws.


PORTFOLIO REVIEW

     Our portfolio winners came from several sectors. The top two contributors were Progressive Corporation, a pure-play auto insurance company, and Franklin Resources, an asset manager with particular strength in value investing. While auto insurers in general profited from slightly improving trends in the industry, Progressive was a standout performer, delivering terrific results over the last six to nine months. Meanwhile, Franklin benefited from a return to popularity for its investing style. First Union and Bank of America, two of our large-cap bank holdings, also did quite well as their valuations appreciated closer to other bank multiples. Both companies' results were decent in this tough environment. We also saw good performance from Radian Group, a mortgage insurer whose stock remains quite cheap, Heller Financial, a pure-play commercial finance lender, and our largest holding, Citigroup. Washington Mutual, the country's largest thrift, also bounced higher on better-than-expected earnings growth.

     As usual, we also had some disappointments. A number of these--Goldman Sachs Group, Morgan Stanley Dean Witter, Marsh & McLennan, and American International Group--are companies that have helped the fund's performance in the past, and they remain great franchises. They continue to be large holdings for us, and we are optimistic about their prospects. Goldman and Morgan, like many other brokers, suffered from a slowdown in many of their business lines. Marsh & McLennan experienced a decline in asset values at its Putnam money-management group, and AIG weakened on news that it would acquire American General, a large life insurance company. Other disappointments were Bank of New York and State Street, which fell along with the markets because a significant portion of their revenues is tied to asset values. Fortunately, we had sold some of our holdings in these companies at close to their peak prices late last year.

     The fund did not benefit from any takeovers in 2001, as few new deals were announced. However, we do own two companies that are in the midst of acquisitions of #their own. First Union is attempting to purchase Wachovia, a solid regional bank located in the South. And as mentioned above, AIG plans to purchase American General in a deal scheduled to close in the fall. The acquisition does entail some integration and business risk for AIG, but this transaction will expand AIG's life insurance presence in the U.S. and increase its distribution capabilities.


STRATEGY

     The fund's philosophy remains the same: to find the best ideas among all types of financial services sectors from banks to brokers to insurance to specialty finance. Our holdings are also diversified by growth and value within the financial services arena. We maintain our core holdings as long as their fundamentals are strong and valuations reasonable, and we selectively sell or trim our winners when valuations exceed our price targets with no sustainable catalysts.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

------------------------
SECTIOR DIVERSIFICATION
--------------------------------------------
Building and Real Estate                 2%
Electrical Equipment                     1%
Other                                    2%
Conglomerates                            3%
Insurance                               27%
Bank and Trust                          29%
Specialty Financial Services            31%
Reserves                                 5%

Based on net assets as of 6/30/01.
--------------------------------------------

     Most of our major purchases were additions to existing holdings. Our three largest purchases this half were Bank of America, FleetBoston Financial, and First Union. At the time of purchase, we believed these banks were undervalued relative to their franchise potential. We also added to our Marsh & McLennan holding as its stock was overly penalized for the asset decline at Putnam. Marsh is the world's number one insurance broker, and we think earnings from its risk and insurance division should grow over the next 12 months as the world's insurance markets experience price increases. We also began rebuilding our position in American Express as its valuation at last became much more reasonable.

     Almost all of our major sales came from stocks that approached or exceeded our price targets, such as J.P. Morgan Chase, Providian Financial, Freddie Mac, Washington Mutual, PMI Group, and ACE Limited. Since all of these holdings were fairly large positions at the time our targets were met, we felt it was prudent to reshuffle our top holdings into names that carried higher potential returns. Although we still like these companies, we will #carry smaller positions for the time being. No major positions were eliminated.


OUTLOOK

     The direction of the U.S. economy remains uncertain, and other major economies, especially in Europe and Asia, have also slowed. Earnings revisions remain skewed to the downside. The Federal Reserve has added considerable liquidity to the market with its six rate cuts--certainly one of the most aggressive postures taken by the central bank in a long time. Consequently, we remain optimistic that the economy will get better toward the end of 2001. The worst may soon be behind us, and normal levels of business activity should hopefully resume.

     Historically, equity markets (financial stocks in particular) have responded well to lower rates. However, we believe in looking beyond current Fed policy and focusing instead on investing in the best companies in the various financial services sectors. While our outlook remains somewhat cautious, the prospects for many financial stocks and your fund are still favorable for several reasons:

          o Earnings growth for financials remains higher than in many other industries, yet valuations are still quite reasonable.

          o Demographic trends indicate that financial services will be a growing and vibrant sector of the global economy, particu- larly in the retirement area.

          o Many holdings generate significant free cash flow, which can be used to repurchase stock or make acquisitions that can enhance performance over time.

     We are confident that we can continue to enhance returns and reduce risk over time by investing in strong, well-managed financial services companies with attractive share prices. We appreciate your continued confidence and support.



     Respectfully submitted,


     /s/  Anna M. Dopkin

     Anna M. Dopkin
     Chairman of the fund's Investment Advisory Committee

     July 20, 2001


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


     6

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T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                      6/30/01
     ---------------------------------------------------------------------------

     Citigroup                                                          5.7%
     ...........................................................................
     Hartford Financial Services Group                                  4.8
     ...........................................................................
     Marsh & McLennan                                                   4.3
     ...........................................................................
     American International Group                                       4.2
     ...........................................................................
     Freddie Mac                                                        4.1
     ---------------------------------------------------------------------------

     Franklin Resources                                                 3.8
     ...........................................................................
     First Union                                                        3.3
     ...........................................................................
     Berkshire Hathaway                                                 3.3
     ...........................................................................
     Goldman Sachs Group                                                3.2
     ...........................................................................
     XL Capital                                                         3.1
     ---------------------------------------------------------------------------

     Fifth Third Bancorp                                                3.1
     ...........................................................................
     Mellon Financial                                                   3.0
     ...........................................................................
     FleetBoston Financial                                              3.0
     ...........................................................................
     Bank of America                                                    2.9
     ...........................................................................
     Radian Group                                                       2.9
     ---------------------------------------------------------------------------

     Morgan Stanley Dean Witter                                         2.8
     ...........................................................................
     Golden West Financial                                              2.7
     ...........................................................................
     Providian Financial                                                2.5
     ...........................................................................
     Bank of New York                                                   2.2
     ...........................................................................
     Progressive Corporation                                            2.1
     ---------------------------------------------------------------------------

     J.P. Morgan Chase                                                  1.9
     ...........................................................................
     Washington Mutual                                                  1.9
     ...........................................................................
     PMI Group                                                          1.8
     ...........................................................................
     Fannie Mae                                                         1.8
     ...........................................................................
     Wells Fargo                                                        1.7
     ---------------------------------------------------------------------------

     Total                                                              76.1%

     Note: Table excludes reserves.


     7

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T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended 6/30/01

     Ten Best Contributors                Ten Worst Contributors
     -----------------------------------------------------------------------------------------
     Progressive Corporation            16(cent)       Goldman Sachs Group           -11(cent)
     ...........................................       .......................................
     Franklin Resources                 13             Morgan Stanley Dean Witter     11
     ...........................................       .......................................
     First Union                        10             Marsh & McLennan               11
     ...........................................       .......................................
     Bank of America                    10             American International Group   10
     ...........................................       .......................................
     Radian Group                        7             Wells Fargo                    10
     ...........................................       .......................................
     Heller Financial                    5             State Street                    9
     ...........................................       .......................................
     Citigroup                           5             Bank of New York                8
     ...........................................       .......................................
     J.P. Morgan Chase                   4             American Express                7
     ...........................................       .......................................
     Concord EFS*                        4             Waddell & Reed Financial        6
     ...........................................       .......................................
     Washington Mutual                   4             Charles Schwab*                 5
     -----------------------------------------------------------------------------------------
     Total                              78(cent)       Total                         -88(cent)


     12 Months Ended 6/30/01

     Ten Best Contributors                             Ten Worst Contributors
     -----------------------------------------------------------------------------------------
     Freddie Mac                        48(cent)       Morgan Stanley Dean Witter    -11(cent)
     ...........................................       .......................................
     Fannie Mae                         33             Charles Schwab                  8
     ...........................................       .......................................
     Citigroup                          25             Stilwell Financial**            8
     ...........................................       .......................................
     XL Capital                         25             American Express                5
     ...........................................       .......................................
     Mellon Financial                   20             GE                              4
     ...........................................       .......................................
     Providian Financial                19             Goldman Sachs Group             3
     ...........................................       .......................................
     Heller Financial                   18             U.S. Bancorp**                  2
     ...........................................       .......................................
     Hartford Financial Services Group  18             Guaranty Financial**            2
     ...........................................       .......................................
     Radian Group                       17             Wit Soundview Group**           1
     ...........................................       .......................................
     ACE Limited                        17             E*Trade Group**                 1
     -----------------------------------------------------------------------------------------
     Total                             240(cent)       Total                         -45(cent)

      *   Position added

     **   Position eliminated


     8

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T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


FINANCIAL SERVICES FUND


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                         9/30/96  6/30/97   6/30/98   6/30/99   6/30/00  6/30/01

Financial Services Fund  10,000   13,666    18,492    19,475    19,494   24,919
S&P 500 Index            10,000   13,066    17,007    20,877    22,389   19,069




------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

--------------------------------------------------------------------------------
                                                             Since    Inception
     Periods Ended 6/30/01            1 Year   3 Years   Inception         Date
     ---------------------------------------------------------------------------
     Financial Services Fund          27.83%    10.45%      21.20%      9/30/96
     ...........................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


     9

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T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  6 Months          Year                                              9/30/96
                                     Ended         Ended                                              Through
                                   6/30/01      12/31/00     12/31/99     12/31/98     12/31/97      12/31/96
NET ASSET VALUE
Beginning of period               $  21.38      $  16.12     $  16.82     $  15.56     $  11.31      $  10.00
                                  ..............................................................................
Investment activities
   Net investment income (loss)       0.07          0.10         0.10         0.16         0.10*         0.04*
   Net realized and
   unrealized gain (loss)            (0.04)         5.80         0.15         1.60         4.58          1.30
                                  ..............................................................................
   Total from
   investment activities              0.03          5.90         0.25         1.76         4.68          1.34
                                  ..............................................................................
Distributions
   Net investment income              --           (0.09)       (0.10)       (0.16)       (0.10)        (0.03)
   Net realized gain                  --           (0.55)       (0.85)       (0.34)       (0.33)         --
                                  ..............................................................................
   Total distributions                --           (0.64)       (0.95)       (0.50)       (0.43)        (0.03)
                                  ..............................................................................
NET ASSET VALUE
End of period                     $  21.41      $  21.38     $  16.12     $  16.82     $  15.56      $  11.31
                                  ------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------

Total return#                         0.14%        36.76%        1.70%       11.55%       41.44%*       13.40%*
 ................................................................................................................
Ratio of total expenses to
average net assets                    0.97%+        1.00%        1.14%        1.19%        1.25%*        1.25%*+
 ................................................................................................................
Ratio of net investment
income (loss) to average
net assets                            0.68%+        0.69%        0.50%        0.94%        1.15%*        1.71%*+
 ................................................................................................................
Portfolio turnover rate               52.1%+        67.1%        37.1%        46.8%        46.0%          5.6%+
 ................................................................................................................
Net assets, end of period
(in thousands)                    $345,665      $337,041     $159,031     $224,277     $177,335      $ 30,047
 ................................................................................................................


# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.

+    Annualized

The accompanying notes are an integral part of these financial statements.


     10

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T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

-----------------------
STATEMENT OF NET ASSETS                               Shares           Value
--------------------------------------------------------------------------------
                                                                In thousands

COMMON STOCKS  94.7%

     FINANCIAL 85.9%

     Bank and Trust 28.6%

     Bank of America                                 168,300       $ 10,103
     ..........................................................................
     Bank of New York                                161,500          7,752
     ..........................................................................
     Boston Private Financial                         50,000          1,120
     ..........................................................................
     Commerce Bancshares                              79,000          2,915
     ..........................................................................
     Fifth Third Bancorp                             178,000         10,689
     ..........................................................................
     First Union                                     330,400         11,544
     ..........................................................................
     FleetBoston Financial                           261,000         10,296
     ..........................................................................
     Golden West Financial                           146,900          9,437
     ..........................................................................
     J.P. Morgan Chase                               150,920          6,731
     ..........................................................................
     Mellon Financial                                227,000         10,442
     ..........................................................................
     State Street                                     83,800          4,147
     ..........................................................................
     UCBH Holdings                                    40,000          1,214
     ..........................................................................
     Washington Mutual                               177,950          6,682
     ..........................................................................
     Wells Fargo                                     129,000          5,990
     ..........................................................................
                                                                     99,062
                                                                   ............

     Insurance 26.1%

     ACE Limited                                     109,000          4,261
     ..........................................................................
     American International Group                    168,600         14,499
     ..........................................................................
     Aon                                             150,000          5,250
     ..........................................................................
     Hartford Financial Services                     241,300         16,505
     ..........................................................................
     Marsh & McLennan                                146,700         14,817
     ..........................................................................
     PMI                                              87,000          6,234
     ..........................................................................
     Progressive                                      54,500          7,368
     ..........................................................................
     Radian                                          245,000          9,910
     ..........................................................................
     Willis Group Holdings *                          25,000            444
     ..........................................................................
     XL Capital (Class A)                            132,200         10,854
     ..........................................................................
                                                                     90,142
                                                                   ............

     Financial Services 31.2%

     American Express                                151,500          5,878
     ..........................................................................
     Capital One Financial                            21,000          1,260
     ..........................................................................
     Charles Schwab                                  165,000          2,524
     ..........................................................................
     Citigroup                                       376,008         19,868
     ..........................................................................
     Fannie Mae                                       73,000          6,216
     ..........................................................................


     11

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T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------



                                                      Shares           Value
--------------------------------------------------------------------------------
                                                                In thousands


     Federated Investors (Class B)                   123,500       $  3,977
     ..........................................................................
     Franklin Resources                              288,000         13,182
     ..........................................................................
     Freddie Mac                                     200,200         14,014
     ..........................................................................
     Goldman Sachs                                   127,700         10,957
     ..........................................................................
     Heller Financial                                 81,000          3,240
     ..........................................................................
     Merrill Lynch                                    19,000          1,126
     ..........................................................................
     Morgan Stanley Dean Witter                      151,000          9,699
     ..........................................................................
     Neuberger Berman                                 23,000          1,564
     ..........................................................................
     Providian Financial                             144,400          8,548
     ..........................................................................
     W. P. Stewart & Company                          48,000          1,176
     ..........................................................................
     Waddell & Reed Financial (Class A)              144,208          4,579
     ..........................................................................
                                                                    107,808
                                                                   ............
      Total Financial                                               297,012
                                                                   ............

     CONSUMER CYCLICALS 1.0%

     Building and Real Estate 1.0%

     Equity Office Properties, REIT                   60,000          1,898
     ..........................................................................
     Equity Residential Properties Trust, REIT        30,000          1,697
     ..........................................................................
     Total Consumer Cyclicals                                         3,595
                                                                   ............

     CAPITAL EQUIPMENT 1.0%

     Electrical Equipment 1.0%

     GE                                               67,000          3,266
     ..........................................................................
     Total Capital Equipment                                          3,266
                                                                   ............

     BUSINESS SERVICES AND TRANSPORTATION 1.0%

     Computer Service and Software 0.5%

     First Data                                       26,000          1,671
     ..........................................................................
                                                                      1,671
                                                                   ............

     Miscellaneous Business Services 0.5%

     Concord EFS *                                    36,500          1,898
     ..........................................................................
                                                                      1,898
                                                                   ............
     Total Business Services and Transportation                       3,569
                                                                   ............


     12

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T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


                                                      Shares           Value
--------------------------------------------------------------------------------
                                                                In thousands

     MISCELLANEOUS  3.3%

     Conglomerates  3.3%

     Berkshire Hathaway (Class A)                        165        $ 11,451
     ..........................................................................
     Total Miscellaneous                                              11,451
                                                                   ............
     Other Miscellaneous Common Stocks  2.5%                           8,626
                                                                   ............
     Total Common Stocks (Cost  $271,741)                            327,519
                                                                   ............

     SHORT-TERM INVESTMENTS  6.2%

     Money Market Funds  6.2%

     T. Rowe Price Reserve Investment
     Fund, 4.34% #                                21,313,188          21,313
     ..........................................................................

     Total Short-Term Investments (Cost  $21,313)                     21,313
                                                                   ............

Total Investments in Securities

100.9% of Net Assets (Cost $293,054)                                $348,832
                                                                   ............

Other Assets Less Liabilities                                         (3,167)
                                                                   ............

NET ASSEts                                                          $345,665
                                                                   ------------

Net Assets Consist of:

Accumulated net investment income - net of distributions            $  1,160

Accumulated net realized gain/loss - net of distributions             29,187

Net unrealized gain (loss)                                            55,778

Paid-in-capital applicable to 16,142,937 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized     259,540
                                                                   ............

NET ASSETS                                                          $345,665
                                                                   ------------

NET ASSET VALUE PER SHARE                                           $  21.41
                                                                   ------------


#    Seven-day yield

*    Non-income producing

     REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         6/30/01


Investment Income (Loss)
Income
 Dividend                                                              $  2,232
 Interest                                                                   461
                                                                       ........
 Total income                                                             2,693
                                                                       ........
Expenses
 Investment management                                                    1,091
 Shareholder servicing                                                      387
 Custody and accounting                                                      50
 Registration                                                                30
 Prospectus and shareholder reports                                          16
 Legal and audit                                                              7
 Directors                                                                    4
 Miscellaneous                                                                2
                                                                       ........
 Total expenses                                                           1,587
 Expenses paid indirectly                                                    (1)
                                                                       ........
 Net expenses                                                             1,586
                                                                       ........
Net investment income (loss)                                              1,107
                                                                       ........

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                   17,781
Change in net unrealized gain or loss on securities                     (19,131)
                                                                       ........
Net realized and unrealized gain (loss)                                  (1,350)
                                                                       ........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $   (243)
                                                                       --------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                          6 Months         Year
                                                             Ended        Ended
                                                           6/30/01     12/31/00

Increase (Decrease) in Net Assets
Operations
 Net investment income (loss)                            $   1,107    $   1,444
 Net realized gain (loss)                                   17,781       16,405
 Change in net unrealized gain or loss                     (19,131)      47,847
                                                         ......................
 Increase (decrease) in net assets from operations            (243)      65,696
                                                         ......................
Distributions to shareholders
 Net investment income                                          --       (1,309)
 Net realized gain                                              --       (7,984)
                                                         ......................
 Decrease in net assets from distributions                      --       (9,293)
                                                         ......................
Capital share transactions*
 Shares sold                                                98,421      245,182
 Distributions reinvested                                       --        8,931
 Shares redeemed                                           (89,554)    (132,506)
                                                         ......................
 Increase (decrease) in net assets from capital
 share transactions                                          8,867      121,607
                                                         ......................
Net Assets
Increase (decrease) during period                            8,624      178,010
Beginning of period                                        337,041      159,031
                                                         ......................
End of period                                            $ 345,665    $ 337,041
                                                         ----------------------

*Share information
   Shares sold                                               4,810       13,070
   Distributions reinvested                                     --          434
   Shares redeemed                                          (4,435)      (7,604)
                                                         ......................
   Increase (decrease) in shares outstanding                   375        5,900


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $106,285,000 and $81,950,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $293,054,000. Net unrealized gain aggregated $55,778,000 at period-end, of which $58,450,000 related to appreciated investments and $2,672,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $188,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

     related party agreements totaling approximately $354,000 for the six months ended June 30, 2001, of which $68,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $461,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------

     THE FUNDAMENTALS OF INVESTING

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

          INSIGHTS REPORTS
          ----------------
          General Information

          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          Investment Strategies

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          Types of Securities

          The Basics of International Stock Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed-Income Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Industry-Focused Stock Funds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          Brokerage Insights

          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*
--------------------------------------------------------------------------------

T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Investment Checkup(SM) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


RETIREMENT INFORMATION
--------------------------------------------------------------------------------

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review


*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week

By touch-tone telephone

Tele*Access(R) 1-800-638-2587

By Account Access on the Internet

www.troweprice.com/access

For assistance with your existing
fund account, call:

Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain
information, call:

1-800-638-5660

For the hearing impaired, call:

1-800-367-0763

Internet address:

www.troweprice.com

Plan Account Lines for retirement
plan participants:

The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:

For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area

Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

1900 Spring Road, Suite 104
Oak Brook

Colorado Springs

2260 Briargate Parkway

Los Angeles Area

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area

51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area

1990 North California Boulevard, Suite 100
Walnut Creek

Tampa

4200 West Cypress Street
10th Floor

Washington, D.C., Area

Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150


Invest With Confidence
T.RowePrice [GRAPHIC] (R)

T. Rowe Price Investment Services, Inc., Distributor.         F17-051  6/30/01